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                                                                    Exhibit 99.4

                         PRO FORMA FINANCIAL INFORMATION

PRO FORMA FINANCIAL INFORMATION

The acquisition of EMCO Recycling Corp. (EMCO) by Metal Management, Inc. (MMI) was completed April 11, 1996. The following pro forma information updates the pro forma information appearing on pages 41 through 45 of the companies' Joint Proxy Statement dated March 8, 1996, which are incorporated herein by reference.

The following unaudited pro forma combined condensed statement of operations gives effect to the merger of Metal Management, Inc. (MMI) and EMCO Recycling Corp. (EMCO) by combining the results of operations of MMI for the five months ended March 31, 1996 with the results of EMCO for the five months ended February 29, 1996, respectively, using the purchase method of accounting as if the merger had occurred November 1, 1995 and by giving effect to the pro forma adjustments described below.

The following unaudited combined condensed balance sheet presents the combined financial position of MMI as of March 31, 1996 and EMCO as of February 29, 1996, respectively, assuming the merger occurred as of March 31, 1996, is accounted for using the purchase method and includes the pro forma adjustments described below. The allocation of the excess of the acquisition costs over the book value of the net assets to be acquired has been applied to intangible assets, based on the Company's estimate of the fair value of the net assets to be acquired. Such allocation of the purchase price may change upon the final determination of the fair value of assets acquired and liabilities assumed; however management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information.

The unaudited pro forma condensed financial information does not purport to represent what the Combined Company's results of operations would have been had the Merger occurred on the dates indicated or for any future period or date.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto for MMI appearing on pages F-3 through F-13 of the companies' Joint Proxy Statement dated March 8, 1996, which are incorporated herein by reference, and for EMCO appearing elsewhere in this Form 8K amendment.



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              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        (In thousands, except share data)
                                   (Unaudited)

                                           HISTORICAL
                                           ----------
                                    METAL             EMCO                        PRO FORMA
                                  MANAGEMENT,      RECYCLING                       COMBINED
                                     INC.              CORP.                         FIVE
                                  FIVE MONTHS      FIVE MONTHS                     MONTHS
                                     ENDED            ENDED                          ENDED
                                   MARCH 31,      FEBRUARY 29,    PRO FORMA        MARCH 31,
                                    1996            1996         ADJUSTMENTS         1996
                                    ----            ----         -----------         ----
Net sales                         $     3,074    $    29,752                      $    32,826
Cost of sales                           1,969         27,429                           29,398
                                  -----------    -----------    -----------       -----------
Gross profit                            1,105          2,323                            3,428

Operating expenses:
     Marketing and sales                  546                                             546
     Research and development              77                                              77
     General and administrative           618          2,717            (25)(8)         3,629
                                                                        250 (8)
                                                                         69 (8)
                                  -----------    -----------    -----------       -----------
Total operating expenses                1,241          2,717            294             4,252

Loss from operations                     (136)          (394)          (294)             (824)
Interest expense                                         593             36 (9)           629
Other (income) expense                   (142)          (128)            43 (10)         (227)
                                  -----------    -----------    -----------       -----------
Income (loss) before income tax             6           (859)          (373)           (1,226)
Benefit from income tax                                 (345)           (65)(11)         (410)
                                  -----------    -----------    -----------       -----------
Net income (loss)                 $         6    $      (514)   $      (308)      $      (816)
                                  ===========    ===========    ===========       ===========


Net income (loss) per share                 0    $    (51.40)                     $     (0.09)

Weighted average number of          5,870,000         10,000                        9,370,000
  shares outstanding






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
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 March 31, 1996
                                 (In thousands)
                                   (Unaudited)


                                              HISTORICAL
                                              ----------
                                          METAL          EMCO
                                       MANAGEMENT,    RECYCLING
                                           INC.          CORP.
                                        MARCH 31,    FEBRUARY 29,       PRO FORMA      PRO FORMA
                                          1996           1996        ADJUSTMENTS       COMBINED
                                        --------       --------       --------         --------

ASSETS
Current assets:
     Cash and cash equivalents          $  3,093       $    178       $ (2,050)(4)      $  2,221
                                                                      $  1,000 (6)
Marketable securities                      2,644                                           2,644
Accounts receivable, net                   1,488          5,512                            7,000
Loan to EMCO Recycling Corp.               1,000                        (1,000)(6)
Inventories                                1,359          1,618                            2,977
Other current assets                         128          1,015                            1,143
                                        --------       --------       --------          --------
     Total current assets                  9,712          8,323         (2,050)           15,985
Property and equipment, net                   44          7,266          1,100 (2)         8,410
Deferred charges                             478                                             478
Other assets                                 115            488                              603
Goodwill and other intangibles                              739           (739)(7)        10,682


                                                                        10,682 (1)(7)
                                        --------       --------       --------          --------
     Total assets                       $ 10,349       $ 16,816       $  8,993          $ 36,158
                                        ========       ========       ========          ========


LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities:
     Operating line of credit                          $  4,735                         $  4,735
     Accounts payable                        282          3,611                            3,893
     Other accrued liabilities               459            216                              675
     Current portion of longterm debt                       956                              956
                                        --------       --------       --------          --------
          Total current liabilities          741          9,518                           10,259

Longterm debt, less current portion                       4,410            950 (4)         5,360

Other liabilities                                           141          1,667 (7)         1,808
                                        --------       --------       --------          --------
     Total liabilities                       741         14,069          2,617            17,427
                                        --------       --------       --------          --------


Stockholders' equity
     Common stock and additional
          paid in capital                  3,378            110           (110)(6)        12,501

                                                                         8,807 (1)(3)
                                                                           316 (1)(5)
     Retained earnings                     6,230          2,637         (2,637)(6)         6,230
                                        --------       --------       --------          --------
          Total stockholders' equity       9,608          2,747          6,376            18,731
                                        --------       --------       --------          --------
          Total liabilities and
               stockholders' equity     $ 10,349       $ 16,816       $  8,993          $ 36,158
                                        ========       ========       ========          ========





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                    NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma financial information is based on the following assumptions and adjustments:

(1) Reflects the issuance of common stock, warrants and cash consideration for the acquisition of EMCO as follows:

     Total acquisition costs are estimated as follows:

                                                                                                     Amount
                                                                                                     ------
                                                                                                 (In thousands)

Cash payment to EMCO shareholders                                                                  $  1,150
Issue 3,500,000 shares of MMI Common Stock (see Note 3)                                               8,807
Issue warrants for 600,000 shares of MMI Common Stock at $4.48 per share
     and 400,000 shares at $6.48 per share                                                              316
Accrual of covenants not to compete                                                                   1,667
Cash payment for transaction costs                                                                      750
                                                                                                   --------
Total estimated consideration                                                                      $ 12,690
                                                                                                   ========


The acquisition costs will be allocated for pro forma purposes as follows:

                                                                                                    Amount
                                                                                                    ------
                                                                                                (In  thousands)

Current assets                                                                                     $  8,323
Property and equipment                                                                                7,266
Other assets                                                                                            488
Current liabilities                                                                                  (9,518)
Long term debts                                                                                      (4,551)
Goodwill and other intangibles, including covenants not to compete of $1,667                         10,682
                                                                                                   --------
                                                                                                   $ 12,690
                                                                                                   ========


The above allocation of acquisition cost is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed; however, management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information. Goodwill and the covenants not to compete are being amortized over 15 years and 10 years, respectively.

(2) MMI acquired from a beneficiary of Harold Rubenstein for $150,000 in cash and $950,000 9% notes payable in three years two parcels of real estate on which certain of Ellis Metals Inc.'s (Ellis) operations are located.

(3) Reflects the issuance of 3,500,000 shares of MMI Common Stock at a weighted average share price of $2.52 per share in partial consideration for all the outstanding shares of EMCO Common Stock, for a total of $8,807,000. Such price reflects various discounts from the average closing market price per share as quoted on the NASDAQ during the period from November 28, 1995 through December 7, 1995. The discounts reflect, among other things, that none of the 3,500,000 shares are currently registered; 300,000 shares with demand registration rights principally at shareholders' expense are discounted 15% and the remaining 3,200,000 shares with "piggy-back" registration rights for two years following the closing of the transaction for up to 20% of the company owned shares that would be registered are discounted 30%.



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(4)      Reflects the cash consideration of $1,150,000 in partial consideration for all the outstanding shares of EMCO Common Stock, $150,000 in cash and $950,000 in notes payable in consideration for two parcels of real estate on which certain of Ellis' operations are located and $750,000 for the payment of transaction related expenses, principally legal and accounting fees. Presented as a reduction of $2,050,000 in cash and cash equivalents, and an increase of $950,000 in long term debt.

(5) Reflects the estimated value of 600,000 warrants to acquire MMI Common Stock at $4.48 per share and 400,000 warrants to acquire MMI Common Stock at $6.48 per share in partial consideration for all the outstanding shares of EMCO Common Stock.

(6) Reflects the elimination of EMCO's stockholders equity accounts and loan from MMI to EMCO in March 1996.

(7) Reverse EMCO's goodwill related to its prior acquisitions and record goodwill ($9,015,000) and covenants not to compete ($1,667,000) related to MMI's acquisition of EMCO as if the transaction occurred March 31, 1996.

(8) Reflects the reversal of EMCO's amortization of goodwill from prior acquisitions and recording amortization of goodwill and other intangible assets arising upon MMI's acquisition of EMCO ($250,000) and ($69,000), respectively, as if the acquisition had occurred on November 1, 1995.

(9) Adjustment to record interest expense for $950,000 notes payable in three years which bear interest at 9% which will be issued to acquire two parcels of real estate on which certain of Ellis' operations are located.

(10) Adjustment to reduce interest income for the payment of $2,050,000 cash consideration and related transaction costs as if the acquisitions of EMCO and the two parcels of real estate on which certain of Ellis' operations are located had occurred on November 1, 1995.

(11) Adjustment to the income tax provision to reflect the combined results of operations of MMI and EMCO.





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